                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                           FIRST SHARES BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                           FIRST SHARES BANCORP, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                               [FIRST BANK LOGO]








                                                   April 17, 2001



Dear Shareholder:

      The directors and officers of First Shares Bancorp, Inc. join me in extending to you a cordial invitation to attend the annual meeting of our shareholders. This meeting will be held on Tuesday, May 22, 2001 at 1:00 p.m., at the Royal Oak Country Club, 2080 South State Road 135, Greenwood, Indiana.

      First Shares enjoyed record growth in 2000 as a provider of financial services emphasizing local decision-making, customer relationships and personalized service. At the annual meeting, we will review our achievements in 2000 and share our plans for additional growth.

      The formal notice of this annual meeting and the proxy statement appear on the following pages. After reading the proxy statement, PLEASE MARK, SIGN, AND RETURN THE ENCLOSED PROXY CARD, OR VOTE YOUR PROXY VIA TELEPHONE OR THE INTERNET IN ACCORDANCE WITH THE INSTRUCTIONS ON YOUR PROXY CARD, TO ENSURE THAT YOUR VOTES ON THE BUSINESS MATTERS OF THE MEETING WILL BE RECORDED.

      We hope that you will attend this meeting. Whether or not you attend, we urge you to return your proxy promptly in the postpaid envelope provided. After doing so, you may, of course, vote in person on all matters brought before the meeting.

      We look forward to seeing you on May 22.

                                                     Sincerely,



                                                     Jerry R. Engle,
                                                     President

                           FIRST SHARES BANCORP, INC.
                               GREENWOOD, INDIANA
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


           The annual meeting of the shareholders of First Shares Bancorp, Inc. (the "Corporation") will be held at the Royal Oak Country Club, 2080 South State Road 135, Greenwood, Indiana on May 22, 2001, at 1:00 p.m. EST, to consider and take action on the following matters:

           1.       The election of three (3) directors of the Corporation; and

           2. The transaction of such other business as may properly come before the meeting and any adjournments thereof.

Only shareholders of record at the close of business on April 2, 2001 are entitled to notice of and to vote at this meeting and any adjournments thereof.

                                             By order of the Board of Directors,



                                             Kimberly B. Kling,
                                             Secretary



Greenwood, Indiana
April 17, 2001

                           FIRST SHARES BANCORP, INC.

                            996 SOUTH STATE ROAD 135
                            GREENWOOD, INDIANA 46143




                                 PROXY STATEMENT



           This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of First Shares Bancorp, Inc. (the "Corporation" or "we") of proxies to be voted at the Annual Meeting of Shareholders to be held on Tuesday, May 22, 2001, and at any adjournment thereof. The approximate date of mailing this proxy statement is April 17, 2001. The following is important information in a question-and-answer format regarding the Corporation, its wholly owned subsidiary First Bank (the "Bank"), the Annual Meeting and this Proxy Statement.

Q:  WHAT AM I VOTING ON?
You are voting on the election of three directors (Jerry R. Engle, H. Dean Hawkins and R. J. McConnell).

Q:  WHO IS ENTITLED TO VOTE?
Shareholders as of the close of business on April 2, 2001 (the "Record Date") are entitled to vote at the Annual Meeting. Each shareholder is entitled to one vote for each share of common stock held on the Record Date. As of the Record Date, 1,052,779 shares of the Corporation's common stock were issued and outstanding.

Q:  HOW DO I VOTE?
Sign and date each proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card but do not indicate your voting preferences, we will vote on your behalf FOR the three management nominees. You have the right to revoke your proxy any time before the meeting by (1) notifying the Corporation's Secretary, or (2) returning a later-dated proxy. You may also revoke your proxy by voting in person at the meeting.

Q:  WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?
It means you hold shares registered in more than one account. Sign and return all proxy cards to ensure that all your shares are voted.

Q:  WHO WILL COUNT THE VOTE?
Representatives of Registrar and Transfer Company will tabulate the votes.

Q:  WHAT CONSTITUTES A QUORUM?
A majority of the outstanding shares, present in person or represented by proxy, constitutes a quorum for the Annual Meeting.

Q:  HOW MANY VOTES ARE NEEDED FOR APPROVAL OF EACH ITEM?
Directors will be elected by a plurality of the votes cast at the Annual Meeting. Consequently, the three nominees receiving the most votes will be elected directors. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for the three management nominees unless the proxy contains instructions to the contrary. Any other matter to come before the Annual Meeting will be approved if the votes cast at the Annual Meeting (in person or represented by proxy) in favor of such proposal exceed the votes opposing such proposal. An abstention, non-vote, or broker non-vote will not change the number of votes cast for or against the election of any director.

Q:  WHO CAN ATTEND THE ANNUAL MEETING?
All shareholders as of the Record Date can attend.

Q: WHAT PERCENTAGE OF STOCK CAN THE DIRECTORS AND EXECUTIVE OFFICERS VOTE? Together, they have the right to vote approximately 47.3% of the Corporation's common stock as of the Record Date, which includes certain shares held in an estate. (See page 3 for details.)

Q:  WHO ARE THE LARGEST PRINCIPAL SHAREHOLDERS?
Ralph M. Foley, one of the Corporation's directors and the executor of the estate of Edith N. Tullis, is the single largest shareholder of the Corporation, beneficially owning 217,646 shares (including shares in the estate which he has the right to vote but as to which he has no economic interest), or 20.7% of the Corporation's common stock, as of the Record Date. Two of our directors, Jerry
R. Engle and Frank A. Rogers, also each own more than 5% of our common stock. (See page 3 for details.)

Q: WHEN ARE SHAREHOLDER PROPOSALS AND NOMINATIONS FOR THE 2002 MEETING DUE?
To be considered for inclusion in next year's Proxy Statement, shareholder proposals must be submitted in writing by December 18, 2001 to the Corporation's Secretary, 996 South State Road 135, Greenwood, Indiana 46143. In addition, the Corporation's By-laws provide that any shareholder wishing to nominate a candidate for director or propose other business at the Annual Meeting must generally give the Corporation written notice at least 45 days before the one-year anniversary of the date we first mailed this Proxy Statement to shareholders, and the notice must provide certain other information as described in the By-laws. Copies of the By-laws are available to shareholders free of charge upon request to the Corporation's Secretary.

                     STOCK OWNERSHIP BY DIRECTORS, OFFICERS
                            AND CERTAIN SHAREHOLDERS

       The following table shows, as of February 28, 2001, the number and percentage of shares of common stock held by each person known to the Corporation who owned beneficially more than five percent of the issued and outstanding common stock of the Corporation and shares held by the Corporation's directors and certain executive officers. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned.



                                                                    NUMBER OF SHARES
NAME AND ADDRESS                                                   BENEFICIALLY OWNED          PERCENTAGE
----------------                                                   ------------------          ----------


Jerry R. Engle.............................................              82,146 (1)                 7.7%
996 South State Road 135
Greenwood, Indiana  46143

Ralph M. Foley.............................................             217,646 (2)                20.7
400 Byram Road
Martinsville, Indiana  46151

H. Dean Hawkins............................................              40,230 (3)                 3.8
2127 Foxcliff North
Martinsville, Indiana  46151

Gary W. Lewis..............................................              25,000 (4)                 2.4
2302 Woodsway Drive
Greenwood, Indiana  46143

R. J. McConnell............................................               8,520 (5)                   *
2069 W. County Road 300S
Franklin, Indiana  46131

William J. Meredith........................................               7,728 (6)                   *
P.O. Box 308
Morgantown, Indiana  46160

Frank A. Rogers............................................              97,340 (7)                 9.2
P.O. Box 187
Nashville, Indiana

Norman D. Stockton.........................................                 725 (8)                   *
3168 S.E. County Line Road
Morgantown, Indiana  46160

John Ditmars...............................................              31,316 (9)                 3.0
996 South State Road 135
Greenwood, Indiana  46143

Kimberly B. Kling .........................................               1,000(10)                   *
996 South State Road 135
Greenwood, Indiana  46143

Directors and executive officers as a group                             511,651(11)                47.3
(10 persons)...............................................


----------------------
 * Less than 1%.

(1) Consists of 44,406 shares owned individually, 10,000 shares owned jointly with Mr. Engle's spouse, 240 shares owned for the benefit of Mr. Engle's children, 7,000 shares held through a retirement plan trust, 1,000 shares held as trustee for the benefit of members of Mr. Engle's family and 19,500 shares represented by stock options exercisable within 60 days of February 28, 2001.
(2) Consists of 3,440 shares owned individually, 25,788 shares owned jointly by Mr. Foley and his spouse, 3,810 shares owned by Mr. Foley's spouse, 4,128 shares owned by Mr. Foley as trustee and 180,480 shares owned by the estate of Edith N. Tullis, as to which Mr. Foley is the executor with the right to vote. Mr. Foley disclaims beneficial ownership in the shares held in this estate.
(3) Consists of 1,536 shares owned individually and 38,694 shares owned jointly by Mr. Hawkins and his spouse.
(4)   All of these shares are owned individually.
(5) All of these shares are beneficially owned through a retirement plan trust.
(6) Consists of 5,598 shares owned individually, 1,110 shares owned by Mr. Meredith's spouse, 300 shares owned jointly with Mr. Meredith's spouse, 600 shares owned through a custodian and 120 shares owned as custodian for Mr. Meredith's grandchildren.
(7)   All of these shares are owned individually.
(8)   All of these shares are owned individually.
(9) Consists of 14,716 shares owned individually, 600 shares owned jointly by Mr. Ditmars and his spouse as custodian for the benefit of their minor children, 5,500 shares held through a retirement plan trust and 10,500 shares represented by stock options exercisable within 60 days of February 28, 2001.
(10)  All of these shares are owned jointly with Ms. Kling's spouse.
(11)  Includes shares held by the estate of Edith N. Tullis.  See Note 2.

                      PROPOSAL NO. 1: ELECTION OF DIRECTORS

      Three directors are to be elected. Jerry R. Engle, H. Dean Hawkins and R.
J. McConnell have been nominated for a term of three years and until their successors are elected and qualified. Messrs. Engle, Hawkins and McConnell are members of the present Board of Directors and have consented to serve an additional term.

      The other directors listed in the table below will continue in office until the expiration of their terms. All of the nominees and the other directors listed in the table below also are members of the Board of Directors of the Bank. For directors of the Corporation who were directors of the Bank before the Corporation was formed in 1991, the table below lists the year in which the director became a director of the Bank. If, at the time of the Annual Meeting, any of the nominees is unable or declines to serve, the discretionary authority provided in the proxy may be exercised to vote for a substitute or substitutes. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.


        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THE ELECTION OF THE
                              FOLLOWING NOMINEES.

                       NOMINEES FOR TERMS EXPIRING IN 2004



NAME, AGE, PRINCIPAL
OCCUPATION(S) AND
BUSINESS EXPERIENCE                                                                                   DIRECTOR
DURING PAST 5 YEARS                                                                                     SINCE
-------------------------------------------------------------------------------------------   ------------------------

JERRY R. ENGLE, Age 56                                                                                  1999
President and Chief Executive Officer of the Corporation and the Bank since March 1999;
formerly chief executive officer of Citizens Bank of Central Indiana, a position he assumed in 1992 when Indiana Bancshares, Inc., of which he was chief executive officer, merged into CNB Bancshares, Inc., the holding company for Citizens.

H. DEAN HAWKINS, Age 65                                                                                 1992
Self-employed as a real estate appraiser.  President and Chief Executive Officer of the
Corporation and the Bank from December 1991 to February 1999; Chairman of the Board of Directors from March 1999 to November 1999.

R. J. MCCONNELL, Age 39                                                                                 1998
Partner with the law firm of Bose McKinney & Evans LLP, Indianapolis, Indiana.


                      DIRECTORS WHOSE TERMS EXPIRE IN 2003



NAME, AGE, PRINCIPAL
OCCUPATION(S) AND
BUSINESS EXPERIENCE                                                                                   DIRECTOR
DURING PAST 5 YEARS                                                                                     SINCE
----------------------------------------------------------------------------------------------------------------------

GARY W. LEWIS, Age 50                                                                                   1999
Vice President and Manager of the Greenwood office of F.C. Tucker Realtors, where he has worked since 1975.

NORMAN D. STOCKTON, Age 55                                                                              1993
Superintendent of Schools for the Eminence Community School Corporation since 1997.
Previously, Director of Marketing for Construction Control, Inc., a construction management firm (1994 - 1997).

                      DIRECTORS WHOSE TERMS EXPIRE IN 2002


NAME, AGE, PRINCIPAL
OCCUPATION(S) AND
BUSINESS EXPERIENCE                                                                                   DIRECTOR
DURING PAST 5 YEARS                                                                                     SINCE
----------------------------------------------------------------------------------------------------------------------
RALPH M. FOLEY, Age 59                                                                                  1985
Partner in the law firm of Foley, Foley & Peden, Greenwood, Indiana.

WILLIAM J. MEREDITH, Age 54                                                                             1992
President and Funeral Director at Meredith-Clark Funeral Home, Inc.; partner in C&M
Monument Co., a cemetery monument company.

FRANK A. "ANDY" ROGERS, Age 69                                                                          1999
Chairman of the Board of Directors of the Corporation and the Bank; owner and operator of restaurants and hotels in Brown County, Indiana, and partner in a partnership owning a nursing home, also in Brown County, Indiana; previously, chief executive officer of three other financial institutions during the 1960's through the 1980's.


                            ------------------------

     During 2000, the Boards of Directors of the Corporation and the Bank met 14 times. All directors attended in excess of 75% of the aggregate of the total number of meetings of the Boards of Directors of the Corporation and the Bank and the total number of meetings held by all Corporation and Bank committees (considered separately) on which he or she served, except for Mr. Hawkins, who attended 61% of such meetings, and Mr. Meredith, who attended 74% of such meetings.

CERTAIN COMMITTEES OF THE BOARDS OF DIRECTORS OF THE CORPORATION AND THE BANK

     The board of directors currently has standing audit, personnel, executive, asset-liability and loan committees.

     Audit Committee. The audit committee evaluates audit performance, handles relations with our independent auditors and evaluates policies and procedures relating to internal audit functions and controls. The audit committee may also examine and consider other matters relating to our financial affairs as it deems appropriate. The audit committee currently consists of Messrs. Lewis, McConnell and Rogers.

     Personnel Committee. The personnel committee provides a general review of our compensation and benefit plans to ensure that they meet corporate objectives. The personnel committee also has authority to administer and recommend the grant of options under our stock option plans. The directors who are members of the personnel committee are Messrs. Engle, Hawkins, Meredith and Stockton.

     Executive Committee. The executive committee acts on behalf of the board of directors between meetings of the board. The directors who are members of the executive committee are Messrs. Engle, McConnell and Rogers.

     Asset-Liability Committee. The asset-liability committee reviews the matching of the rates and maturities of our loans, investments, deposits and other borrowings and recommends adjustments to minimize our interest rate gap. The directors who are members of the asset-liability committee are Messrs. Engle, Foley, Hawkins, McConnell and Rogers.

     Director Loan Committee. The director loan committee reviews and approves loans with initial principal balances above specified limits. The directors who are members of the director loan committee are Messrs. Engle, Lewis, McConnell, Meredith and Rogers.

DIRECTOR COMPENSATION

     Directors are paid $500 for each regularly-scheduled meeting of the board of directors attended and $175 for each special meeting of the board of directors attended. Directors are entitled to be paid for one regularly-scheduled board meeting missed each year. Directors who are not our employees are paid $175 for each committee meeting attended or for which they serve as an alternate (in the case of the loan committee). Four of the directors (Messrs. Foley, Hawkins, Meredith and Stockton) have entered into a deferred fee agreement with us pursuant to which payment of fees by us is deferred until the earlier of the director's resignation as a director, disability or death or a change in our control. In all cases except the death of the director, the amount deferred bears interest at an interest rate established by us from time to time. In the case of the death of the director, we have agreed to pay an annual death benefit of $22,960 for 10 years.

EXECUTIVE COMPENSATION


                           SUMMARY COMPENSATION TABLE




                                                                                        LONG-TERM
                                                                                      COMPENSATION
                                                                                      ------------
                                           ANNUAL COMPENSATION                           AWARDS
                         --------------------------------------------------------     ------------
                                                                                       SECURITIES
                                                                       OTHER           UNDERLYING           ALL
NAME AND                  YEAR ENDED                                   ANNUAL           OPTIONS/           OTHER
PRINCIPAL POSITION       DECEMBER 31,     SALARY           BONUS    COMPENSATION         SARS(#)       COMPENSATION
------------------       ------------     ------           -----    ------------        --------       ------------

JERRY R. ENGLE              2000         $150,000      $     -      $     -                  -          $6,631    (1)
President and               1999          121,226            -            -               39,000         2,001    (1)
Chief Executive Officer     1998              -              -            -                  -              -


-----------------
(1) Matching contribution to retirement plan account ($4,450 in 2000 and $1,386 in 1999), life insurance premium paid ($1,242 in 2000 and $224 in 1999 and disability insurance premium paid ($939 in 2000 and $391 in 1999).


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                INDIVIDUAL GRANTS
                      --------------------------------------------
                       NUMBER OF       % OF TOTAL
                      SECURITIES      OPTIONS/SARS
                      UNDERLYING       GRANTED TO         EXERCISE
                       OPTIONS/         EMPLOYEES          OR BASE
                         SARS              IN               PRICE         EXPIRATION
NAME                   GRANTED        FISCAL YEAR         ($/SHARE)          DATE
----                   -------        -----------         ---------          ----

Jerry R. Engle            -               -                   -                -



               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES


                                                           NUMBER OF SECURITIES
                                                          UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                              OPTIONS/SARS            IN-THE-MONEY OPTIONS/SARS
                                SHARES                       AT FISCAL YEAR END         AT FISCAL YEAR END (1)
                              ACQUIRED ON      VALUE         ------------------         ----------------------
NAME                           EXERCISE      REALIZED    EXERCISABLE  UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
----                           --------      --------    -----------  -------------   -----------  -------------

Jerry R. Engle                   -           $   -          19,500        19,500          $5,265       $5,265

----------------------
(1) Calculated based on a fair market value per share of $8.50 at December 31, 2000.

BENEFIT PLANS AND ARRANGEMENTS

     1996 Stock Option Plan. Under our 1996 Stock Option Plan, our executive officers and key employees are eligible to receive stock options which do not qualify as incentive stock options under the Internal Revenue Code. Directors who are not our employees are not entitled to participate.

     The grant of awards under the 1996 Stock Option Plan is made by the board of directors, including the selection of appropriate grantees, the size and exercise price of awards and other terms and conditions of awards. Options for a total of 48,000 shares of common stock may be granted under the 1996 Stock Option Plan. Options granted under the 1996 Stock Option Plan must be for a term of not more than seven years and, unless otherwise provided in the particular option grant agreement, will be 25% vested upon grant and become vested as to an additional 25% on each of the succeeding three anniversaries of the date of grant. Options will become fully vested if the grantee dies or a change of control occurs at any time during the first three years after a grant. Options for 12,000 shares are currently outstanding under the 1996 Stock Option Plan.

     1999 Stock Option Plan. Under our 1999 Stock Option Plan, our directors, executive officers and key employees are eligible to receive stock options which either qualify as incentive stock options under the Internal Revenue Code or do not so qualify. Options for a total of 93,000 shares of common stock may be granted under the 1999 Stock Option Plan. If an award under the 1999 Plan expires or terminates without being exercised in full or is forfeited, the shares of common stock subject to the award generally become available for new awards.

     Options granted under the 1999 Stock Option Plan must be for a term of not more than 10 years. Options granted under the 1999 Stock Option Plan allow participants to purchase shares of our common stock at an exercise price determined by the board of directors which, after December 31, 1999 cannot be less than the fair market value of our common stock on the date of the grant. As determined by the board of directors, options will generally become exercisable in one or more installments beginning on the first anniversary of the date of the grant. The board of directors may accelerate the exercisability of any option. Payment of the option exercise price may be made in cash or through the exchange of shares of our common stock owned by the grantee. In the event of a Change in Control, options become exercisable whether or not the vesting periods have expired and whether or not the grantee has been employed for one year after the applicable grant date. Options for 60,000 shares are currently outstanding under the 1999 Stock Option Plan.

     Employment Agreements. In 1999 we entered into a three-year employment agreement with Jerry R. Engle pursuant to which we employ Mr. Engle as our chief executive officer. Mr. Engle's base compensation during the term of the agreement is $150,000 per year, which may be increased at our discretion and is required to be increased to $160,000 if and when we achieve an annualized return on average assets of at least 0.75% for six consecutive calendar months. In addition, the agreement provides for annual bonuses to be set by the board of directors. In 1999 Mr. Engle also received options pursuant to the agreement to purchase 39,000 shares of common stock at a price equal to the book value per share of the outstanding common stock on the last day of the fiscal quarter immediately preceding the date of grant. Under the employment agreement, Mr. Engle retains the right to participate in various other employee benefit plans we maintain for which he is otherwise eligible.

     The agreement with Mr. Engle is subject to termination at any time by Mr. Engle upon notice and by us for cause (as defined in the agreement) or upon Mr. Engle's death or disability (as defined in the agreement). In the event we terminate Mr. Engle's employment without cause and other than upon Mr. Engle's death or disability, or in the event Mr. Engle terminates his employment for good reason (as defined in the agreement), Mr. Engle is entitled to receive his annual base monthly salary

(calculated at the highest rate during the year preceding the termination of employment) through the end of the term of the employment agreement.

     Following a termination of Mr. Engle's employment other than a termination by us without cause and other than upon Mr. Engle's death or disability or a termination by Mr. Engle for other than good reason, Mr. Engle will be prohibited from engaging in a business in competition with us or soliciting our customers for a period of two years after the date of termination.

     In 1999 we also entered into a three-year employment agreement with John Ditmars pursuant to which we employ Mr. Ditmars as our executive vice president. Mr. Ditmars' base compensation during the term of the agreement is $75,000 per year, which may be increased at our discretion and is required to be increased to $80,000 if and when we achieve an annualized return on average assets of at least 0.75% for six consecutive calendar months. In addition, the agreement provides for annual bonuses to be set by the board of directors. Mr. Ditmars also received options in 1999 pursuant to the agreement to purchase 21,000 shares of common stock at a price equal to the book value per share of the outstanding common stock on the last day of the fiscal quarter immediately preceding the date of grant. Under the employment agreement, Mr. Ditmars retains the right to participate in various other employee benefit plans we maintain for which he is otherwise eligible.

     The agreement with Mr. Ditmars is subject to termination, and Mr. Ditmars is eligible for severance benefits and subject to a noncompetition and nonsolicitation covenant, upon the same terms and conditions as in our employment agreement with Mr. Engle.

CERTAIN TRANSACTIONS

     The Bank is negotiating an agreement with Mr. Rogers, our Chairman of the Board of Directors, pursuant to which Mr. Rogers or an affiliate of Mr. Rogers will build a branch bank facility for the Bank on land he currently owns in Nashville, Indiana. Following construction of the facility, the Bank intends to enter into a lease of the facility from Mr. Rogers or his affiliate.

     The following Report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any of the Corporation's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

REPORT OF THE AUDIT COMMITTEE

         In connection with the December 31, 2000 financial statements of the Corporation, the Audit Committee: (a) reviewed and discussed the audited financial statements with management; (b) discussed with Crowe Chizek and Company LLP, the Corporation's independent auditor, the matters required by Statement on Auditing Standards No. 61; (c) received the written disclosures and the letter from the auditor required by Independence Standards Board Statement No. 1; (d) discussed with the auditor the auditor's independence; and (e) considered whether the provision of services by the auditor for matters other than the annual audit and quarterly financial statement reviews is compatible with maintaining the auditor's independence. Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report filed with the Securities and Exchange Commission on Form 10-KSB.

         The Board of Directors has not adopted a written charter for the Audit Committee. The Board of Directors has determined that the members of the Audit Committee are independent, as that term is defined in Rule 4200(a) of the National Association of Securities Dealers' listing standards.

    AUDIT FEES; FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         The total fees billed for professional services rendered in connection with the audit of the Corporation's annual financial statements and the reviews of the financial statements included in the Corporation's Forms 10-Q totaled $35,070 for the year 2000. No fees were billed by the auditors for professional services rendered in connection with the design and implementation of financial information systems for the year 2000.

         ALL OTHER FEES

         For the year 2000, the auditors billed the Corporation $79,700 for services other than those disclosed in the preceding paragraph.

                                 AUDIT COMMITTEE
                            Frank A. Rogers, Chairman
                                   Gary Lewis
                                 R.J. McConnell

                             APPOINTMENT OF AUDITORS

         Our financial statements for the year ended December 31, 2000 were audited by Crowe, Chizek and Company LLP. We have selected Crowe, Chizek and Company LLP as our independent auditors for the fiscal year ending December 31, 2001. Representatives of Crowe, Chizek and Company LLP are expected to attend the annual meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

                       SECTION 16(A) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of our common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders (the "Reporting Persons") are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file.

         Based solely on a review of the copies of such forms furnished to us, we believe that during 2000 all Reporting Persons complied with the filing requirements of Section 16(a), except that each of our officers and directors failed to timely file a Form 5 to report the acquisition of shares in our initial public offering.

                                  ANNUAL REPORT

         A copy of our Annual Report for the year ended December 31, 2000 has been provided to all shareholders as of the record date. The Annual Report is not to be considered as proxy solicitation material.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if other matters should come before the meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his or her judgment on such matters.

                            EXPENSES OF SOLICITATION

         The entire expense of preparing, assembling, printing and mailing the proxy form and the material used in the solicitation of proxies will be paid by the Corporation. We do not expect that the solicitation will be made by specially engaged employees or paid solicitors. Although we might use such employees or solicitors if we deem them necessary, we have made no arrangements or contracts with any such employees or solicitors as of the date of this statement. In addition to the use of the mails, we may solicit by telephone, telegraph, cable or personal interview. We will request record holders of shares beneficially owned by others to forward this

Proxy Statement and related materials to the beneficial owners of such shares, and will reimburse such record holders for their reasonable expenses incurred in doing so.

         IT IS IMPORTANT THAT PROXIES BE RETURNED OR VOTED PROMPTLY.
Whether or not you attend the meeting, you are urged to execute and return the proxy in accordance with the instructions on your proxy card.

                                                 For the Board of Directors,



                                                 Jerry R. Engle,
                                                 President

         April 17, 2001

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[X]   PLEASE MARK VOTES                            REVOCABLE PROXY
      AS IN THIS EXAMPLE                       FIRST SHARES BANCORP, INC.

       THIS PROXY IS SOLICITED ON BEHALF OF                                                                                For All
      THE BOARD OF DIRECTORS OF THE COMPANY                      1.    ELECTION OF DIRECTORS FOR A        For   Withhold    Except
                                                                       TERM OF THREE YEARS. (except
The undersigned hereby appoints Frank A. Rogers,                       as marked to the contrary below): [  ]     [  ]       [  ]
Jerry R. Engle and William J. Meredith, and each
of them, attorneys-in-fact and proxies, with full                      Nominees:
power of substitution, to vote as designated below
all shares of Common Stock of First Shares Bancorp,                    Jerry R. Engle    H. Dean Hawkins         R. J. McConnell
Inc. which the undersigned would be entitled to
vote if personally present at the annual meeting of              INSTRUCTION:   To withhold authority to vote for any individual
Shareholders to be held on May 22, 2001, at 1:00 p.m.,           nominee, mark "For All Except" and write that nominee's name in the
and at any adjournment thereof.                                  space provided below.

                                                                 -------------------------------------------------------------------

                                                                 2.    In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


                                                                       This proxy is solicited on behalf of the Board of Directors of the Company. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholders. If no direction is made, this proxy will be voted FOR Proposal 1.
                                         ----------------
      Please be sure to sign and date    Date                          The undersigned acknowledges receipt from First Shares
        this Proxy in the box below.                             Bancorp, Inc., prior to the execution of this proxy, of notice of
                                         ----------------         the meeting and an Annual Report.

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                                                                       When shares are held as joint tenants, both should sign. When
    Stockholder sign above          Co-holder (if any)           signing as attorney, executor, administrator, trustee or guardian,
----                      ---------                              please give full title. If a corporation, please sign in full
sign above                                                       corporate name by President or other authorized officer. If a
          ----                                                   partnership, please sign in partnership name by authorized person.


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                                DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                                                       FIRST SHARES BANCORP, INC.
                                           996 SOUTH STATE ROAD 135 -- GREENWOOD, INDIANA 46143
------------------------------------------------------------------------------------------------------------------------------------
                           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.
------------------------------------------------------------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE
ENVELOPE PROVIDED.

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